SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 18, 2005
                        ---------------------------------
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                                TELECONNECT INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    FLORIDA                         0-230611                   52-2137517
---------------                   ------------              ------------------
(STATE OR OTHER                   (COMMISSION                (I.R.S. EMPLOYER
JURISDICTION OF                   FILE NUMBER)              IDENTIFICATION NO.)
INCORPORATION)

         PARQUE TECNOLOGICO DE ANDALUCIA, EDIF. ESTEPONA BUSINESS PARK 2 C/ SEVERO OCHOA, NO. 16-20, 1A, CAMPANILLAS, MALAGA 28590, SPAIN

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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               011-34-95-202-9400

              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ITS NETWORKS INC.
         --------------------------------------------------------------
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM  5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS IN FISCAL YEAR

      EFFECTIVE FEBRUARY 18, 2005, THE REGISTRANT AMENDED ITS ARTICLES OF INCORPORATION AND CHANGED ITS CORPORATE NAME FROM ITS NETWORKS INC. TO TELECONNECT INC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS:

      1.1 AMENDMENT TO ARTICLES OF INCORPORATION FILED IN THE STATE OF FLORIDA ON FEBRUARY 18, 2005.

                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATE:  FEBRUARY 18, 2005               TELECONNECT INC.


                                       BY: /S/ GUSTAVO  GOMEZ
                                          --------------------------------------
                                          GUSTAVO GOMEZ, PRESIDENT